Exhibit 99.1

The Arena Group Regains Compliance with NYSE American Continued Listing Standards

New York – June 5, 2025 – As of June 4, 2025, The Arena Group Holdings, Inc. (NYSE American: AREN) (“The Arena Group” or the “Company”), a technology platform and media company home to brands including TheStreet, Parade, Men’s Journal, and Athlon Sports, received formal notification from NYSE American that it had regained compliance with the NYSE American’s continued listing standards set forth in Part 10 of the NYSE American Company Guide as outlined in the Company’s October 8, 2024 press release. This resolution was achieved in advance of the April 2026 deadline set by NYSE American to regain compliance.

“We are pleased to have regained compliance with the NYSE American continued listing standards in such a short time,” said Paul Edmondson, CEO of The Arena Group. “We believe this reflects not only the market-driven stock appreciation, but also our strengthened financial position and three consecutive profitable quarters for the first time in company history. We believe we are well-positioned to maintain profitability throughout 2025.”

Arena’s common stock will continue to be traded on the NYSE American, subject to its continued compliance with all applicable listing standards

Arena previously disclosed the details of the NYSE American notification HERE.

For additional information, please refer to the Company’s filings with the Securities and Exchange Commission at www.sec.gov or visit the Company’s investor relations page at www.thearenagroup.net.

About The Arena Group

The Arena Group (NYSE American: AREN) is an innovative technology platform and media company with a proven cutting-edge playbook that transforms media brands. Our unified technology platform empowers creators and publishers with tools to publish and monetize their content, while also leveraging quality journalism of anchor brands like TheStreet, Parade, Men’s Journal, Athlon Sports, Surfer, Powder and more to build their businesses. The company aggregates content across a diverse portfolio of brands, reaching over 100 million users monthly. Visit us at thearenagroup.net and discover how we are revolutionizing the world of digital media.

Forward Looking Statements

This press release includes statements that constitute forward-looking statements. Forward-looking statements may be identified by the use of words such as “forecast,” “guidance,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “prospect,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” “opportunity,” “potential,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, and include, for example, statements related to the Company’s anticipated future expenses and investments, business strategy and plans, expectations relating to its industry, market conditions and market trends and growth, market position and potential market opportunities, and objectives for future operations. These forward-looking statements are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the ability of the Company to expand its verticals; the Company’s ability to grow its subscribers; the Company’s ability to grow its advertising revenue; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the effects of steps that the Company could take to reduce operating costs; the remaining effects of the COVID-19 pandemic and impact on the demand for the Company products; the inability of the Company to sustain profitable sales growth; circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current and planned business initiatives; and those factors detailed by the Company in its public filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Should one or more of these risks, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations Contact

Rob Fink, FNK IR

aren@fnkir.com

646.809.4048

The Arena Group Contact

Steve Janisse

c-sjanisse@thearenagroup.net

404.574.9206